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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 16, 2000
                           ---------------------------

                                 Citigroup Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          1-9924                      52-1568099
 ---------------                    -----------               ------------------
 (State or other                    (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)

                 153 East 53rd Street, New York, New York 10043
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is the 1998 Financial Supplement of Citigroup Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits


              Exhibit Number         Description of Exhibit
              --------------         ----------------------
                  99.01             1998 Financial Supplement


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 16, 2000

                                                CITIGROUP INC.

                                                By: /s/ Roger W. Trupin
                                                   -------------------------
                                                   Name:  Roger W. Trupin
                                                   Title: Controller